                                                                   EXHIBIT 10.51

                              FIRST ALERT, INC.

                       INCENTIVE STOCK OPTION AGREEMENT

                                     with
                             ____________________
                              FIRST ALERT, INC.
                       INCENTIVE STOCK OPTION AGREEMENT
                            INCENTIVE STOCK OPTION
                         ____________________________

     AGREEMENT entered into as of this ____ day of __________, 199_, by and between First Alert, Inc., a Delaware corporation with a principal place of business in Aurora, Illinois (the "Company"), and the undersigned employee of one of the Company's subsidiaries (the "Employee").

     WHEREAS, the Company desires to grant to the Employee an incentive stock option under the Company's 1997 Stock Option Plan (the "Plan") to purchase shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"); and

     WHEREAS, Section 5 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Employee an incentive stock option (the "Option") to purchase all or any part of an aggregate of __________ shares of Common Stock (the "Shares") on the terms and conditions hereinafter set forth. This option is intended to be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Purchase Price. The purchase price ("Purchase Price") for the Shares covered by the Option shall be equal to $__________.

     3. Rights to Exercise. (a) The Option may not be exercised before __________, 199_. Thereafter, subject to the provisions of this Agreement, the Option shall be exercisable only as follows:

                                      Additional
Vesting Period                       % Available               Total % Available
----------------------               -----------               -----------------
On or after __________
but before  __________                    _____%                          _____%

On or after __________
but before  __________                    _____%                          _____%

On or after __________
but before  __________                    _____%                          _____%

On or after __________                    _____%                          _____%


        (b) If the Employee ceases to be an employee of the Company or any of its subsidiaries by reason of his death or disability (as defined below) or by reason by his termination by the Company without Cause (as defined in the Shareholders' Agreement among the Company and its shareholders dated as of July 31, 1992), in addition to the portion of the Option which is vested and exercisable on the date of such termination under subparagraph (a) above, the Employee (or in the case of death, the Employee's designated beneficiaries) shall be entitled to exercise the Option to acquire a portion of the Shares available for the Vesting Period during which the Employee ceases to be an employee as is equal to the product obtained by multiplying the number of such Shares by a fraction, the numerator of which is the number of days elapsed from _________ of the applicable Vesting Period to the date on which the termination occurred, and the denominator of which is 365.

        (c) Notwithstanding the foregoing, in the case of any Change in Control (as hereinafter defined) of the Company, the exercisability of the Option, notwithstanding any limitations in the Plan or in this Agreement, will automatically and fully vest upon the occurrence of such Change in Control. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding.

     4. Term of Options; Exercisability.

        (a) Term.

        (1) The Option shall expire ten (10) years from the date of this Agreement, but shall be subject to earlier termination as herein provided.

        (2) Except as otherwise provided in this Section 4, if the Employee ceases to be an employee of the Company or one of its subsidiaries, the Option shall terminate as follows: to the extent the Option is vested and exercisable, it shall terminate thirty (30) days following the date the Employee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon the termination of employment.

        (3) If the employment of the Employee is terminated by the Company without Cause, the Option shall terminate as follows: to the extent the Option is vested and exercisable, it shall terminate on the last day of the sixth month from the date of such termination, or on the date on which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon such termination of employment.

        (4) If such termination of employment is because the Employee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code) (a "Disability"), the Option shall terminate as follows: to the extent the Option is vested and exercisable, it shall terminate on the last day of the sixth month from the date the Employee ceases to be an employee, or on the date which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon such termination of employment.

        (5) If such termination of employment is because of the death of the Employee, the Option shall terminate as follows: to the extent the Option is vested and exercisable, it shall terminate on the last day of the sixth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon such termination of employment.

        (b) Exercisability. The Option shall be exercisable only to the extent that the right to purchase shares under the Option has accrued and is in effect on the date the Employee ceases to be an employee of the Company or one of its subsidiaries.

     5. Manner of Exercise of Option.

        (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. Payment may be made by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of the Option so exercised, (ii) shares of Common Stock of the Company owned by the Employee having a fair market value equal in amount to the exercise price of the Option being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of Common Stock which may be delivered upon exercise of the Option shall be determined by the Committee (as defined in the Plan) in accordance with Section 6 of the Plan. Payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. Upon the exercise of the Option and the payment of the exercise period, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not more than thirty (30) days from the date of receipt of the notice by the Company.

        (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option. The Employee shall not have any of the rights of a stockholder of the Company in respect of the Shares until one or more certificates for such Shares shall be delivered to him or her upon the due exercise of the Option.

     6. Non-Transferability. The right of the Employee to exercise the Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Option shall be exercisable during the lifetime of the Employee only by the Employee. The Option shall be null and void and without effect upon any attempted assignment or transfer, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     7. Representation Letter and Investment Legend.

        (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in
Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

        (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

     8. Recapitalizations, Reorganizations and the Like. Adjustments and other matters relating to recapitalizations, reorganizations, sale of the assets of the Company, and the like shall be made and determined in accordance with
Section 11 of the Plan, as in effect on the date of this Agreement.

     9. No Special Employment Rights. Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee, directly or indirectly, for the period within which this Option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company or a subsidiary thereof, provided that such services are consistent with the services usually required to be performed by the Employee. The Employee shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or a subsidiary thereof.

     10. Withholding Taxes. Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

     11. Amendment and Waiver. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the parties.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

     13. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to the Employee, to him or her at the address set forth on the signature page hereto.

     14. Qualification Under Section 422. It is understood and intended that the Option granted hereunder shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after the grant of the Option. If the Employee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any such Shares within said periods, he or she will notify the Company within thirty (30) days after such disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Employee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                         FIRST ALERT, INC.


                                         By: _________________________
                                             Name:
                                             Title:

                                         EMPLOYEE:


                                         ______________________________
                                         Name:
                                         Employee's Home Address:

                                         ______________________________

                                         ______________________________

                                         Social Security No.:

                                         ______________________________

                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT



Gentlemen:

     In connection with the exercise by me as to __________ shares of common stock, par value $.01 per share, of First Alert, Inc. (the "Company") under the incentive stock option agreement dated as of __________, 199_, I hereby acknowledge that I have been informed as follows:

     1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

     2. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

     3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the Act.

     4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

     In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

                "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of that Act. These shares may not be sold, pledged, or transferred in the absence of aneffective registration statement under the Securities Act of 1933, as amended, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under said Act."

     I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

                                            Very truly yours,

                              FIRST ALERT, INC.

                    NON-QUALIFIED STOCK OPTION AGREEMENT

                                    with
                            ____________________

                              FIRST ALERT, INC.
                    NON-QUALIFIED STOCK OPTION AGREEMENT
                         NON-QUALIFIED STOCK OPTION
                     _________________________________


        AGREEMENT entered into as of this ____ day of __________, 199_, by and between First Alert, Inc., a Delaware corporation with a principal place of business in Aurora, Illinois (the "Company"), and the undersigned employee of one of the Company's subsidiaries (the "Employee").

        WHEREAS, the Company desires to grant to the Employee a non-qualified stock option under the Company's 1997 Stock Option Plan (the "Plan") to purchase shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"); and

        WHEREAS, Section 5 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

        ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee hereby agree as follows:

        1. Grant of Option. The Company hereby grants to the Employee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of __________ shares of Common Stock (the "Shares") on the terms and conditions hereinafter set forth. This option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        2. Purchase Price. The purchase price ("Purchase Price") for the Shares covered by the Option shall be equal to $__________.

     3. Rights to Exercise. (a) The Option may not be exercised before __________, 199_. Thereafter, subject to the provisions of this Agreement, the Option shall be exercisable only as follows:



                                      Additional
Vesting Period                       % Available               Total % Available
----------------------               -----------               -----------------

On or after __________
but before  __________                    _____%                          _____%

On or after __________
but before  __________                    _____%                          _____%

On or after __________
but before  __________                    _____%                          _____%

On or after __________                    _____%                          _____%


     (b) If the Employee ceases to be an employee of the Company or any of its subsidiaries by reason of his death or disability (as defined below) or by reason by his termination by the Company without Cause (as defined in the Shareholders' Agreement among the Company and its shareholders dated as of July 31, 1992), in addition to the portion of the Option which is vested and exercisable on the date of such termination under subparagraph (a) above, the Employee (or in the case of death, the Employee's designated beneficiaries) shall be entitled to exercise the Option to acquire a portion of the Shares available for the Vesting Period during which the Employee ceases to be an employee as is equal to the product obtained by multiplying the number of such Shares by a fraction, the numerator of which is the number of days elapsed from _________ of the applicable Vesting Period to the date on which the termination occurred, and the denominator of which is 365.

     (c) Notwithstanding the foregoing, in the case of any Change in Control (as hereinafter defined) of the Company, the exercisability of the Option, notwithstanding any limitations in the Plan or in this Agreement, will automatically and fully vest upon the occurrence of such Change in Control. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding.

     4. Term of Options; Exercisability.

        (a) Term.

            (1) The Option shall expire ten (10) years from the date of this Agreement, but shall be subject to earlier termination as herein provided.

            (2) Except as otherwise provided in this Section 4, if the Employee ceases to be an employee of the Company or one of its subsidiaries, the Option shall terminate as follows: to the extent the Option is vested and excercisable, it shall terminate thirty (30) days following the date the Employee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon the termination of employment.


            (3) If the employment of the Employee is terminated by the Company without Cause, the Option shall terminate as follows: to the extent the Option is vested and exercisable, it shall terminate on the last day of the sixth month from the date of such termination, or on the date on which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon such termination of employment.


            (4) If such termination of employment is because the Employee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code) (a "Disability"), the Option shall terminate as follows: to the extent the Option is vested and exercisable, it shall terminate on the last day of the sixth month from the date the Employee ceases to be an employee, or on the date which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon such termination of employment.

            (5) If such termination of employment is because of the death of the Employee, the Option shall terminate as follows: to the extent the Option is vested and exercisable, it shall terminate on the last day of the sixth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first, and to the extent the Option is not so vested and exercisable, it shall terminate immediately upon such termination of employment.

     (b) Exercisability. The Option shall be exercisable only to the extent that the right to purchase shares under the Option has accrued and is in effect on the date the Employee ceases to be an employee of the Company or one of its subsidiaries.

     5. Manner of Exercise of Option.

        (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. Payment may be made by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of the Option so exercised, (ii) shares of Common Stock of the Company owned by the Employee having a fair market value equal in amount to the exercise price of the Option being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of Common Stock which may be delivered upon exercise of the Option shall be determined by the Committee (as defined in the Plan) in accordance with Section 6 of the Plan. Payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. Upon the exercise of the Option and the payment of the exercise period, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not more than thirty (30) days from the date of receipt of the notice by the Company.

        (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option. The Employee shall not have any of the rights of a stockholder of the Company in respect of the Shares until one or more certificates for such Shares shall be delivered to him or her upon the due exercise of the Option.

     6. Non-Transferability. The right of the Employee to exercise the Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Option shall be exercisable during the lifetime of the Employee only by the Employee. The Option shall be null and void and without effect upon any attempted assignment or transfer, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     7. Representation Letter and Investment Legend.

        (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in
Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

        (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

     8. Recapitalizations, Reorganizations and the Like. Adjustments and other matters relating to recapitalizations, reorganizations, sale of the assets of the Company, and the like shall be made and determined in accordance with
Section 11 of the Plan, as in effect on the date of this Agreement.

     9. No Special Employment Rights. Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee, directly or indirectly, for the period within which this Option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company or a subsidiary thereof, provided that such services are consistent with the services usually required to be performed by the Employee. The Employee shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or a subsidiary thereof.

     10. Withholding Taxes. Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

     11. Amendment and Waiver. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the parties.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

     13. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to the Employee, to him or her at the address set forth on the signature page hereto.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Employee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                             FIRST ALERT, INC.


                                             By:______________________
                                                Name:
                                                Title:

                                             EMPLOYEE:


                                             __________________________
                                             Name:
                                             Employee's Home Address:

                                             __________________________

                                             __________________________

                                             Social Security No.:

                                             __________________________

                                  EXHIBIT 1
                          TO STOCK OPTION AGREEMENT



Gentlemen:

        In connection with the exercise by me as to ________ shares of common stock, par value $.01 per share, of First Alert, Inc. (the "Company") under the non-qualified stock option agreement dated as of __________, 199_, I hereby acknowledge that I have been informed as follows:

        1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

        2. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

        3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the Act.

        4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

        In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

            "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of that Act. These shares may not be sold, pledged, or transferred in the absence of an effective registration statement under the Securities Act of 1933, as amended, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under said Act."

     I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

                                                Very truly yours,